UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2011

Semi-Annual Repor t

Legg Mason

Western Asset

Core Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Core Bond Fund

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Core Bond Fund for the six-month reporting period ended January 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 25, 2011

Legg Mason Western Asset Core Bond Fund	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended January 31, 2011. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in December 2010 and January 2011, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The second estimate for fourth quarter GDP was a 2.8% expansion.

Turning to the job market, the unemployment rate moved lower in December 2010 and January 2011, though it remained elevated throughout the reporting period. The unemployment rate fell from 9.8% in November to 9.4% in December 2010 and 9.0% in January 2011. This favorable trend, however, did not mean that all was well in the labor market. The unemployment rate has now equaled or exceeded 9.0% for twenty-one consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in January 2011 that approximately

13.86 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 2.7% in January 2011 and the inventory of unsold homes was a 7.6 month supply at the current sales level, versus an 8.2 month supply in December. Despite this, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $158,800 in January 2011, down 3.7% from January 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown eighteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through most of the remainder of the reporting period. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month.

IV	Legg Mason Western Asset Core Bond Fund

Investment commentary (cont’d)

Financial market overview

Aside from some weakness in August, the fixed-income market was largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first half of the reporting period. The market then experienced a sharp sell-off beginning in mid-November. During this period, investors tended to favor the relative safety of U.S. Treasury securities. However, this setback proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the sec-

ond quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in January 2011, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Given fears regarding the strength of the economic recovery, the spread sectors (non-Treasury) started the reporting period in August by producing mixed results. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December 2010 and January 2011, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved higher during the six months ended January 31, 2011. When the period began, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively. Treasury yields initially moved lower, with two-year Treasuries hitting their low for the period of 0.33% on November 4, 2010. Ten-year Treasuries reached their trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. In December, two- and ten-year Treasury yields peaked at 0.75% and 3.53%, respectively. When the

Legg Mason Western Asset Core Bond Fund	V

period ended on January 31, 2011, two- and ten-year Treasury yields were 0.58% and 3.42%, respectively. For the six months ended January 31, 2011, the Barclays Capital U.S. Aggregate Indexiv returned 0.20%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexv returned 8.65% for the six months ended January 31, 2011.

After a strong start, the emerging market debt asset class gave back most of its gains during the second half of the reporting period. Initially, emerging market debt performed well given strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. It was a different story over the last three months of the period, as investor concerns regarding interest rate hikes in China and unrest in Tunisia and Egypt dragged the asset class down. All told, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 1.57% over the six months ended January 31, 2011.

Performance review

For the six months ended January 31, 2011, Class A shares of Legg Mason Western Asset Core Bond Fund, excluding sales charges, returned 2.08%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 0.20% over the same time frame. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 1.26% for the same period.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Core Bond Fund:
Class A	2.08%
Class B	1.74%
Class C	1.76%
Class R	1.86%
Barclays Capital U.S. Aggregate Index	0.20%
Lipper Intermediate Investment Grade Debt Funds Category Average	1.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2011 for Class A, Class B, Class C and Class R shares were 1.97%, 1.47%, 1.64% and 1.60%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class R shares would have been 1.51%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 590 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Western Asset Core Bond Fund

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class R shares were 0.99%, 1.59%, 1.45% and 1.49%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.40% for Class R shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

February 25, 2011

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign issuers may involve additional risks compared to investments in securities of U.S. issuers, including currency fluctuations and changes in political and economic conditions. Convertible securities are subject to both the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2011 and July 31, 2010 and does not include derivatives such as options written, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.08%	$1,000.00	$1,020.80	1.00%	$5.09	Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class B	1.74	1,000.00	1,017.40	1.62	8.24	Class B	5.00	1,000.00	1,017.04	1.62	8.24
Class C	1.76	1,000.00	1,017.60	1.44	7.32	Class C	5.00	1,000.00	1,017.95	1.44	7.32
Class R	1.86	1,000.00	1,018.60	1.40	7.12	Class R	5.00	1,000.00	1,018.15	1.40	7.12

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Core Bond	— Legg Mason Western Asset Core Bond Fund
MBS	— Mortgage Backed Securities
Non-$	— Non-U.S. Dollar

4	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Core Bond	— Legg Mason Western Asset Core Bond Fund
MBS	— Mortgage Backed Securities
Non-$	— Non-U.S. Dollar

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 28.9%
Consumer Discretionary — 1.4%
Media — 1.4%
Comcast Corp., Notes	6.500%	1/15/15	$170,000	$193,363
Comcast Corp., Notes	5.875%	2/15/18	900,000	997,609
Comcast Corp., Notes	6.450%	3/15/37	80,000	83,520
Comcast Corp., Senior Notes	6.500%	1/15/17	90,000	103,969
Comcast Corp., Senior Notes	5.650%	6/15/35	50,000	47,770
Comcast Corp., Senior Notes	6.950%	8/15/37	30,000	33,204
Comcast Corp., Senior Notes	6.400%	3/1/40	180,000	187,802
News America Inc., Senior Notes	6.200%	12/15/34	40,000	41,178
News America Inc., Senior Notes	6.650%	11/15/37	30,000	32,600
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	290,000	370,131
Time Warner Cable Inc., Debentures	7.300%	7/1/38	300,000	342,783
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	720,000	914,552
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	330,000	410,011
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	400,000	385,015
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	224,242
Total Consumer Discretionary				4,367,749
Consumer Staples — 1.9%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	500,000	540,149
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	170,000	178,887
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,009,425
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	125,007
Total Beverages				1,853,468
Food & Staples Retailing — 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	250,000	291,360
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	350,417	357,966
CVS Corp Pass-Through Trust, Secured Notes	6.943%	1/10/30	730,040	795,526
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	482,767
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	170,000	188,087
Total Food & Staples Retailing				2,115,706
Food Products — 0.3%
Cadbury Schweppes US Finance LLC	5.125%	10/1/13	220,000	240,070	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	600,000	641,086
Total Food Products				881,156

See Notes to Financial Statements.

6	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	$410,000	$526,759
Reynolds American Inc., Senior Notes	7.250%	6/1/12	130,000	138,494
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	258,813
Total Tobacco				924,066
Total Consumer Staples				5,774,396
Energy — 4.0%
Energy Equipment & Services — 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	626,037
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	570,000	543,280
Transocean Inc., Senior Notes	5.250%	3/15/13	810,000	862,101
Total Energy Equipment & Services				2,031,418
Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	450,000	551,994
Apache Corp., Senior Notes	5.100%	9/1/40	590,000	543,191
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	660,000	723,547
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	220,185
ConocoPhillips, Notes	6.500%	2/1/39	390,000	452,506
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	300,000	365,073
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	120,000	123,000	(a)
Hess Corp., Notes	8.125%	2/15/19	560,000	711,838
Hess Corp., Notes	7.875%	10/1/29	90,000	112,600
Hess Corp., Notes	7.300%	8/15/31	485,000	579,845
Kerr-McGee Corp., Notes	6.950%	7/1/24	10,000	10,919
Kerr-McGee Corp., Notes	7.875%	9/15/31	700,000	789,011
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	35,000	38,332
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	60,000	66,859
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	790,000	914,350
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	634,000	637,866
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	80,000	88,800
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	295,000	306,055
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	770,000	778,274
Shell International Finance BV, Senior Notes	4.375%	3/25/20	530,000	552,709
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	160,000	180,896	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	119,000	131,482
Williams Cos. Inc., Notes	7.875%	9/1/21	205,000	244,462
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	222,000	249,005

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	7

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$478,000	$581,614
Total Oil, Gas & Consumable Fuels				9,954,413
Total Energy				11,985,831
Financials — 15.8%
Capital Markets — 2.6%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	730,000	830,805
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	30,000	25,462	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	60,000	63,368
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	30,000	31,412
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	90,000	93,243
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	140,000	149,832
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	40,000	42,699
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	130,000	140,914
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	560,000	623,133
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	540,000	556,813
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	409,048
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	750,000	760,710
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	1,030,000	285,825	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	360,000	99,900	(a)(d)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	440,000	0	(a)(d)(e)(f)(g)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	130,000	39	(b)(c)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,230,000	677	(d)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,460,000	803	(d)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,209,884
Morgan Stanley, Medium-Term Notes	0.753%	10/18/16	180,000	167,082	(c)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	970,000	1,010,613
UBS AG, Senior Notes	2.250%	1/28/14	250,000	250,820
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	940,000	1,015,846
Total Capital Markets				7,768,928
Commercial Banks — 4.4%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	880,000	642,400	(b)(c)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	590,000	622,203	(a)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	140,000	152,103
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	174,877	(a)

See Notes to Financial Statements.

8	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	$340,000	$356,642	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	140,000	145,957	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	310,000	311,365	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	740,000	780,700	(a)(b)(c)
Glitnir Banki HF, Notes	6.330%	7/28/11	130,000	39,325	(a)(d)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	290,000	87,725	(a)(d)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	350,000	0	(a)(b)(c)(d)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	420,000	0	(a)(c)(d)(e)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	130,000	113,750	(a)(b)(c)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	340,000	322,196	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	930,000	97,650	(a)(d)(e)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	260,000	260,694	(a)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	370,000	378,967	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	760,000	769,474
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	93,517	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	250,000	259,919	(a)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	170,000	173,094	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	335,000	434,262	(a)(b)(c)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	140,000	143,536	(a)(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	200,000	145,000	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	730,000	732,083
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	230,000	234,238
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	990,000	966,604
Royal Bank of Scotland PLC, Senior Notes	6.125%	1/11/21	80,000	79,644
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	350,000	338,419	(a)(c)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000	187,974	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	93,262	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	530,227	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	200,000	201,829	(a)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	690,000	662,769	(c)

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	9

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	$1,230,000	$1,077,788	(b)(c)
Wachovia Corp., Medium Term Notes	5.500%	5/1/13	620,000	674,101
Wachovia Corp., Senior Notes	5.750%	6/15/17	170,000	190,219
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	651,277
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	360,000	349,119
Total Commercial Banks				13,474,909
Consumer Finance — 1.5%
Ally Financial Inc., Notes	2.200%	12/19/12	560,000	576,452
American Express Co., Subordinated Debentures	6.800%	9/1/66	310,000	312,713	(c)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	140,000	152,246
American Express Credit Corp., Senior Notes	5.125%	8/25/14	770,000	834,798
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	180,000	157,500
Ford Motor Credit Co. LLC, Senior Notes	7.250%	10/25/11	210,000	216,508
Ford Motor Credit Co., LLC, Bonds	7.375%	2/1/11	230,000	230,000
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	710,000	737,153	(a)
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	150,000	153,402
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	1,290,000	1,051,156
Total Consumer Finance				4,421,928
Diversified Financial Services — 5.7%
Air 2 US, Notes	8.027%	10/1/19	303,262	303,262	(a)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	470,000	487,884	(b)(c)
Bank of America Corp., Senior Notes	7.625%	6/1/19	500,000	577,470
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	211,676
Citigroup Funding Inc.	2.125%	7/12/12	640,000	654,664
Citigroup Funding Inc., Notes	2.250%	12/10/12	630,000	648,599
Citigroup Inc., Notes	5.100%	9/29/11	230,000	236,374
Citigroup Inc., Notes	6.500%	8/19/13	410,000	451,982
Citigroup Inc., Senior Notes	6.000%	12/13/13	790,000	866,865
Citigroup Inc., Senior Notes	6.375%	8/12/14	120,000	134,040
Citigroup Inc., Senior Notes	5.500%	10/15/14	170,000	185,070
Citigroup Inc., Senior Notes	6.010%	1/15/15	330,000	363,888
Citigroup Inc., Senior Notes	6.875%	3/5/38	570,000	611,897
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	850,000	891,441
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,320,000	1,423,169
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,890,000	1,942,270
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	120,000	116,822
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	240,000	238,156

See Notes to Financial Statements.

10	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	$460,000	$517,246
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	970,000	983,337	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	20,000	16,400	(a)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	210,000	224,700	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,040,000	1,118,000	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	210,000	202,662
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	182,906
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	172,242
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	1,930,000	2,133,231
McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds	5.611%	9/15/51	590,000	497,500	(a)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	100,000	102,576	(b)(c)
Private Export Funding Corp.	3.550%	4/15/13	730,000	773,875
Total Diversified Financial Services				17,270,204
Insurance — 1.3%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	565,012
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	104,639
ASIF Global Financing XIX	4.900%	1/17/13	20,000	21,100	(a)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	380,000	393,365
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	727,674
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,625,000	1,541,800
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	410,000	468,989	(a)
Willis North America Inc., Senior Notes	5.625%	7/15/15	130,000	138,152
Total Insurance				3,960,731
Thrifts & Mortgage Finance — 0.3%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	70,000	73,762
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	830,000	874,883
Total Thrifts & Mortgage Finance				948,645
Total Financials				47,845,345
Health Care — 1.0%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	230,000	238,813

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	11

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 0.4%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	$210,000	$200,962
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	120,000	121,342
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	210,000	207,172
WellPoint Inc., Notes	5.875%	6/15/17	40,000	44,806
WellPoint Inc., Notes	7.000%	2/15/19	190,000	224,745
WellPoint Inc., Senior Notes	6.000%	2/15/14	520,000	578,399
Total Health Care Providers & Services				1,377,426
Pharmaceuticals — 0.5%
Pfizer Inc., Senior Notes	6.200%	3/15/19	560,000	655,005
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	320,000	370,371	(a)
Wyeth, Notes	5.950%	4/1/37	420,000	453,676
Total Pharmaceuticals				1,479,052
Total Health Care				3,095,291
Industrials — 0.9%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	287,998
Boeing Co., Senior Notes	4.875%	2/15/20	120,000	128,410
Raytheon Co., Senior Notes	3.125%	10/15/20	170,000	156,132
Total Aerospace & Defense				572,540
Air Freight & Logistics — 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	570,000	529,995
Airlines — 0.2%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	243,768	260,222
JetBlue Airways Corp., Pass-Through Certificates	1.258%	8/15/16	182,430	167,152	(c)(f)
JetBlue Airways Corp., Pass-Through Certificates	0.736%	11/15/16	300,000	252,000	(c)
Total Airlines				679,374
Commercial Services & Supplies — 0.3%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	100,000	109,266
Waste Management Inc., Senior Notes	6.375%	11/15/12	635,000	695,052
Total Commercial Services & Supplies				804,318
Industrial Conglomerates — 0.0%
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	40,000	40,083
Tyco International Group SA, Notes	6.000%	11/15/13	60,000	67,113
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	20,504
Total Industrial Conglomerates				127,700
Total Industrials				2,713,927

See Notes to Financial Statements.

12	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.9%
Chemicals — 0.2%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	$90,000	$93,774
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	361,935
Total Chemicals				455,709
Metals & Mining — 0.7%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	256,112
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	580,000	687,926
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	140,000	162,794
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	58,042
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	680,000	637,282
Vale Overseas Ltd., Notes	8.250%	1/17/34	200,000	241,754
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	190,333
Total Metals & Mining				2,234,243
Total Materials				2,689,952
Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.3%
AT&T Corp., Senior Notes	8.000%	11/15/31	4,000	5,026
AT&T Inc., Global Notes	6.550%	2/15/39	450,000	480,817
AT&T Inc., Senior Notes	5.350%	9/1/40	335,000	307,165	(a)
BellSouth Corp., Notes	4.750%	11/15/12	10,000	10,653
BellSouth Corp., Notes	6.875%	10/15/31	370,000	403,411
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	375,000	420,910
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	500,000	643,507
SBC Communications Inc., Notes	5.100%	9/15/14	90,000	99,057
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	327,538
Telecom Italia Capital SA, Senior Notes	4.950%	9/30/14	70,000	72,022
Telecom Italia Capital SA, Senior Notes	6.999%	6/4/18	120,000	128,374
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	325,000	323,299
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	120,000	155,997
Verizon Global Funding Corp., Notes	7.375%	9/1/12	35,000	38,487
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	282,410
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	310,000	330,237
Total Diversified Telecommunication Services				4,028,910
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	221,627
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	130,000	135,477
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	70,000	91,403

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	13

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	$940,000	$1,003,450
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	31,388
Total Wireless Telecommunication Services				1,483,345
Total Telecommunication Services				5,512,255
Utilities — 1.2%
Electric Utilities — 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	700,000	756,466
Exelon Corp., Bonds	5.625%	6/15/35	360,000	334,124
FirstEnergy Corp., Notes	6.450%	11/15/11	16,000	16,628
FirstEnergy Corp., Notes	7.375%	11/15/31	875,000	930,423
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	265,000	280,327
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	150,000	195,882
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	20,000	20,544
Total Electric Utilities				2,534,394
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	32,503	(a)
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	230,000	149,500
Energy Future Holdings Corp., Senior Notes	6.550%	11/15/34	490,000	220,500
Total Independent Power Producers & Energy Traders				370,000
Multi-Utilities — 0.2%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	645,000	693,707
Total Utilities				3,630,604
Total Corporate Bonds & Notes (Cost — $89,572,310)				87,615,350
Asset-Backed Securities — 3.4%
ABFS Mortgage Loan Trust, 2003-2 A	0.760%	4/25/34	8,673	8,191	(a)(c)
ACE Securities Corp., 2006-SL3 A1	0.360%	6/25/36	201,618	32,502	(c)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	190,000	202,747	(a)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	110,000	109,849	(a)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.605%	4/25/34	300,394	259,906	(c)
Argent Securities Inc., 2006-W4 A2B	0.370%	5/25/36	150,213	58,049	(c)
Bayview Financial Acquisition Trust, 2004-C A1	0.891%	5/28/44	97,900	90,896	(c)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.830%	9/25/34	190,000	170,279	(c)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.590%	12/25/44	366,177	326,858	(c)

See Notes to Financial Statements.

14	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Brazos Higher Education Authority Inc., 2010-1 A2	1.485%	2/25/35	$600,000	$561,554	(c)
Countrywide Asset-Backed Certificates, 2005-16 2AF3	5.569%	5/25/36	1,050,000	640,026	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.600%	9/25/35	989,251	448,909	(a)(c)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.629%	2/3/29	32,951	22,572	(a)(c)
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	200,000	191,250	(c)
EFS Volunteer LLC, 2010-1 A2	1.160%	10/25/35	450,000	419,259	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.010%	2/25/31	312,527	276,638	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.470%	11/25/36	965,496	548,008	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	450,000	494,737	(a)(c)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.450%	5/25/35	434,646	401,339	(c)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.487%	5/1/34	250,000	246,152	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.563%	10/25/32	441,480	416,213	(c)
Lehman XS Trust, 2006-2N 1A1	0.520%	2/25/46	950,292	587,868	(c)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.380%	10/25/46	88,311	41,981	(c)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.430%	1/25/47	1,310,452	341,371	(c)
MSCC HELOC Trust, 2005-1 A	0.450%	7/25/17	19,544	16,373	(c)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	490,000	503,824	(c)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	800,000	640,000	(c)(f)
RAAC Series, 2006-RP3 A	0.530%	5/25/36	174,966	112,571	(a)(c)
RAAC Series, 2007-RP2 A	0.610%	2/25/46	824,573	538,311	(a)(c)
Saxon Asset Securities Trust, 2005-1 M1	0.720%	5/25/35	289,362	252,071	(c)
SLM Student Loan Trust, 2003-11 A6	0.592%	12/15/25	500,000	467,500	(a)(c)
Student Loan Consolidation Center, 2002-1 A3	2.219%	3/1/42	300,000	270,750	(a)(c)
Student Loan Consolidation Center, 2002-2 A14	1.730%	7/1/42	500,000	451,250	(a)(c)
Terwin Mortgage Trust, 2006-10SLC A1	2.240%	10/25/37	351,612	129,794	(a)(c)
Total Asset-Backed Securities (Cost — $13,133,649)				10,279,598
Collateralized Mortgage Obligations — 13.8%
American Home Mortgage Assets, 2006-4 1A12	0.471%	10/25/46	1,189,237	719,049	(c)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	110,000	116,031
Banc of America Funding Corp., 2005-E 8A1	3.001%	6/20/35	175,332	104,976	(c)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	43,846	31,211
Banc of America Funding Corp., 2006-H 1A1	2.874%	9/20/46	999,038	609,759	(c)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.235%	12/25/34	270,837	257,363	(c)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.161%	2/25/35	83,677	79,896	(c)

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	15

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Commercial Mortgage Securities, 2007-PW15 A4	5.331%	2/11/44	$220,000	$229,047
Countrywide Alternative Loan Trust, 2004-2 CB	4.250%	3/25/34	12,491	12,482
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.650%	10/25/34	288,018	273,970	(c)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.520%	7/25/35	162,873	110,597	(c)
Countrywide Alternative Loan Trust, 2005-38 A3	0.610%	9/25/35	167,567	116,951	(c)
Countrywide Alternative Loan Trust, 2005-72 A1	0.530%	1/25/36	806,634	559,406	(c)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.450%	8/25/46	797,679	503,244	(c)
Countrywide Alternative Loan Trust, 2006-OA14 3A1	1.178%	11/25/46	1,550,988	817,724	(c)
Countrywide Alternative Loan Trust, 2006-OA6 1A2	0.470%	7/25/46	1,428,112	989,689	(c)
Countrywide Alternative Loan Trust, 2006-OA8 1A1	0.450%	7/25/46	2,017,326	1,237,682	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.550%	4/25/35	139,332	92,812	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.560%	5/25/35	138,631	95,122	(c)
Countrywide Home Loans, 2005-11 3A3	3.431%	4/25/35	133,576	73,705	(c)
Countrywide Home Loans, 2005-11 6A1	0.560%	3/25/35	92,396	62,383	(c)
Countrywide Home Loans, 2005-R3 AF	0.660%	9/25/35	857,163	741,469	(a)(c)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.546%	2/15/39	690,000	743,046	(c)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	1,210,000	1,249,136
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.804%	9/15/39	700,000	733,696	(c)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	400,000	417,328	(c)
CS First Boston Mortgage Securities Corp., 2005-C5 A4	5.100%	8/15/38	170,000	183,050	(c)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.209%	6/26/35	930,000	901,461	(a)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.243%	4/19/36	271,648	161,712	(c)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.811%	2/25/48	765,128	765,801	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	200,000	197,500
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	2,356,797	176,630	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.687%	6/25/20	2,901,882	298,656	(c)
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.539%	2/20/35	201,272	31,577	(c)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.039%	12/20/34	375,657	42,249	(c)
Government National Mortgage Association (GNMA), 2005-82 NS, IO	6.039%	7/20/34	229,994	30,227	(c)

See Notes to Financial Statements.

16	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.539%	8/16/36	$583,532	$89,804	(c)
Government National Mortgage Association (GNMA), 2009-35 SP, IO, PAC	6.139%	5/16/37	539,145	68,386	(c)
Government National Mortgage Association (GNMA), 2009-61 WQ, IO	5.989%	11/16/35	583,820	89,768	(c)
Government National Mortgage Association (GNMA), 2009-87 SI, IO	6.489%	2/20/35	299,633	43,221	(c)
Government National Mortgage Association (GNMA), 2009-87 TS, IO	5.839%	7/20/35	526,427	71,523	(c)
Government National Mortgage Association (GNMA), 2010-14 SA, IO	7.739%	12/20/32	334,170	51,667	(c)
Government National Mortgage Association (GNMA), 2010-14 SC, IO	4.539%	8/20/35	499,976	62,650	(c)
Government National Mortgage Association (GNMA), 2010-47 VS, IO	5.989%	11/16/37	361,311	47,972	(c)
Government National Mortgage Association (GNMA), 2010-87 SK, IO	6.239%	7/16/40	711,083	99,347	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.646%	12/20/60	900,363	895,375	(c)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.755%	1/20/61	1,490,000	1,490,000	(c)(f)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.761%	12/20/60	1,490,000	1,490,000	(f)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.480%	6/25/45	107,714	75,604	(c)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.520%	10/25/45	37,325	25,531	(c)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.340%	2/25/47	883,380	670,112	(c)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	100,000	106,261
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	163,084	169,588
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.610%	1/25/35	284,175	244,849	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.610%	3/25/35	240,909	205,530	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.610%	9/25/35	700,828	590,862	(a)(c)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.421%	6/19/45	213,469	129,102	(c)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.601%	6/20/35	123,919	107,544	(c)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.411%	3/19/38	1,510,785	1,046,546	(c)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.710%	7/25/34	541,270	482,052	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.874%	11/25/37	640,746	532,275	(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.047%	9/25/35	86,560	78,747	(c)
JPMorgan Commercial Mortgage Securities Corp., 2006-CB17 A4	5.429%	12/12/43	1,000,000	1,061,196

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	17

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Mortgage Trust, 2004-A3 SF3	4.282%	6/25/34	$351,694	$346,834	(c)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	140,000	147,904
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	169,633	176,133
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	330,000	349,639	(c)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	300,000	322,260	(c)
Lehman XS Trust, 2005-7N 1A1B	0.560%	12/25/35	124,579	53,538	(c)
Lehman XS Trust, 2007-8H A1	0.390%	6/25/37	1,995	1,019	(c)
Luminent Mortgage Trust, 2006-1 A1	0.500%	4/25/36	440,098	267,727	(c)
Mach One Trust Commercial Mortgage Backed Securities, 2004-1A X, IO	1.065%	5/28/40	711,764	8,043	(a)(c)(e)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.460%	5/25/47	437,066	265,777	(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	142,722	147,410	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.610%	5/25/35	1,155,067	957,150	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.934%	12/25/35	82,373	66,104	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	140,000	146,053
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	1,260,000	1,312,385	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	40,000	43,172	(c)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	240,000	256,016
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	500,000	526,670	(c)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.794%	10/25/34	574,795	510,098	(c)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A2	2.794%	10/25/34	501,566	482,851	(c)
Mortgage IT Trust, 2005-1 1A1	0.580%	2/25/35	1,059,136	814,395	(c)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	40,000	39,615
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	436,912	433,155
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	441,257	456,118	(a)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	602,696	432,356
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	678,384	603,587	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	402,011	344,112	(a)
RBSSP Resecuritization Trust, 2010-3 4A1	3.436%	12/26/35	256,452	255,400	(a)(c)
Residential Accredit Loans Inc., 2006-QO1O A1	0.420%	1/25/37	1,303,388	856,979	(c)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.470%	8/25/36	672,936	473,132	(c)
Structured Asset Mortgage Investments Inc., 2007-AR4 GA4B	0.440%	9/25/47	520,662	350,999	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.196%	9/25/37	156,128	154,522	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.180%	9/25/37	168,356	166,137	(c)

See Notes to Financial Statements.

18	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.657%	2/25/33	$211,568	$209,471	(c)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.711%	9/25/33	87,089	86,694	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.490%	4/25/45	113,786	97,024	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.530%	7/25/45	94,464	82,062	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.580%	8/25/45	1,228,255	1,079,140	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.550%	10/25/45	178,821	156,604	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR18 1A3A	4.221%	1/25/36	930,000	811,376	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.530%	12/25/45	349,141	304,429	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.550%	12/25/45	206,898	169,992	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.308%	7/25/46	540,321	380,489	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.078%	6/25/47	1,142,581	811,089	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY2	5.302%	12/25/36	993,453	769,947	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.357%	9/25/36	552,560	454,564	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA5 A1B	1.168%	5/25/47	520,601	162,279	(c)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	25,157	26,445
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.151%	8/27/35	690,159	663,960	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $48,048,056)				41,825,004
Mortgage-Backed Securities — 27.2%
FHLMC — 3.8%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	2/15/26-3/10/41	1,600,000	1,529,938	(h)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	12/1/34	79,117	83,317
Federal Home Loan Mortgage Corp. (FHLMC)	3.800%	1/1/36	422,261	443,356	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	6.093%	1/1/37	30,568	32,636	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.781%	2/1/37	280,624	297,889	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.919%	4/1/37	185,023	196,849	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.566%	1/1/38	1,196,968	1,276,296	(c)

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	19

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	3/10/41	$100,000	$98,672	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	111,754	118,207
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	567,581	604,455
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	4,460,622	4,767,656
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	3/10/41	1,900,000	2,021,571	(h)
Total FHLMC				11,470,842
FNMA — 13.2%
Federal National Mortgage Association (FNMA)	5.000%	10/1/20	533,292	570,548
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-6/1/37	2,312,146	2,531,867
Federal National Mortgage Association (FNMA)	5.500%	5/1/34-11/1/36	1,305,659	1,399,845
Federal National Mortgage Association (FNMA)	4.500%	9/1/35	44,082	45,281
Federal National Mortgage Association (FNMA)	6.500%	1/1/36-12/1/36	841,736	939,831
Federal National Mortgage Association (FNMA)	3.132%	9/1/36	701,370	738,752	(c)
Federal National Mortgage Association (FNMA)	2.813%	12/1/36	56,814	59,917	(c)
Federal National Mortgage Association (FNMA)	3.500%	3/10/41	1,700,000	1,616,328	(h)
Federal National Mortgage Association (FNMA)	4.000%	3/10/41	4,900,000	4,842,577	(h)
Federal National Mortgage Association (FNMA)	4.500%	3/10/41	9,300,000	9,478,737	(h)
Federal National Mortgage Association (FNMA)	5.000%	3/10/41	6,200,000	6,483,842	(h)
Federal National Mortgage Association (FNMA)	5.500%	3/10/41	4,300,000	4,586,892	(h)
Federal National Mortgage Association (FNMA)	6.000%	3/10/41	3,200,000	3,470,000	(h)
Federal National Mortgage Association (FNMA)	6.500%	3/10/41	3,000,000	3,331,407	(h)
Total FNMA				40,095,824
GNMA — 10.2%
Government National Mortgage Association (GNMA)	6.000%	11/15/28-12/15/33	153,509	170,182

See Notes to Financial Statements.

20	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	6.500%	2/15/32	$121,024	$137,081
Government National Mortgage Association (GNMA)	5.000%	1/15/40-9/20/40	2,797,928	2,976,957
Government National Mortgage Association (GNMA)	3.500%	2/17/41	300,000	288,328	(h)
Government National Mortgage Association (GNMA)	4.000%	2/17/41	400,000	401,625	(h)
Government National Mortgage Association (GNMA)	4.500%	2/17/41	13,500,000	13,966,168	(h)
Government National Mortgage Association (GNMA)	5.500%	2/17/41	2,500,000	2,691,427	(h)
Government National Mortgage Association (GNMA)	6.000%	2/17/41	6,900,000	7,561,247	(h)
Government National Mortgage Association (GNMA)	2.073%	2/28/61	1,480,000	1,477,232	(f)
Government National Mortgage Association (GNMA) I	6.000%	3/15/33	162,181	179,201
Government National Mortgage Association (GNMA) I	5.500%	2/15/35	1,051,594	1,140,662
Total GNMA				30,990,110
Total Mortgage-Backed Securities (Cost — $81,367,863)				82,556,776
Municipal Bonds — 1.2%
California — 0.2%
California State, GO, Build America Bonds	7.300%	10/1/39	280,000	280,317
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	50,000	47,731
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	210,000	209,805
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	60,000	56,762
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	130,000	124,194
Total California				718,809
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	180,000	176,371
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	100,000	97,331
Total Georgia				273,702

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	21

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	$340,000	$329,467
Port Authority of New York & New Jersey	5.000%	1/15/41	310,000	301,546
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	90,000	86,777
Total New York				717,790
Oregon — 0.0%
Oregon State, GO, Taxable Pension	5.892%	6/1/27	100,000	104,684
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.128%	6/1/47	1,850,000	1,637,250	(c)(f)
Washington — 0.1%
Washington State, GO	5.000%	2/1/33	160,000	159,576
Total Municipal Bonds (Cost — $3,593,169)				3,611,811
Sovereign Bonds — 0.4%
Mexico — 0.2%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000	4,452
United Mexican States, Medium-Term Notes	6.750%	9/27/34	219,000	247,470
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	115,080
Total Mexico				367,002
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	180,000	185,850	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	420,650	483,117	(a)
Total Russia				668,967
Total Sovereign Bonds (Cost — $1,002,566)				1,035,969
U.S. Government & Agency Obligations — 22.3%
U.S. Government Agencies — 3.7%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	900,000	987,349	(a)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	380,000	385,799
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	175,000	216,501
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,010,000	1,281,379
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	220,000	236,184
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	117,781
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	370,000	406,798

See Notes to Financial Statements.

22	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	$165,000	$180,819
Federal National Mortgage Association (FNMA), STRIPS	0.000%	2/1/19	210,000	136,765
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	730,000	778,114
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	670,000	720,174
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	410,000	318,200
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	120,000	96,664
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	440,000	349,737
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	710,000	557,982
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	2,360,000	1,795,736
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	60,000	45,005
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	350,000	279,619
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	420,000	330,074
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	930,000	684,781
Tennessee Valley Authority, Bonds	5.980%	4/1/36	780,000	880,696
Tennessee Valley Authority, Notes	5.250%	9/15/39	270,000	278,693
Total U.S. Government Agencies				11,064,850
U.S. Government Obligations — 18.6%
U.S. Treasury Bonds	4.375%	11/15/39	2,370,000	2,298,900
U.S. Treasury Bonds	4.375%	5/15/40	3,280,000	3,178,537
U.S. Treasury Bonds	4.250%	11/15/40	2,000,000	1,896,250
U.S. Treasury Notes	1.000%	7/31/11	5,400,000	5,422,361
U.S. Treasury Notes	1.375%	2/15/13	80,000	81,269
U.S. Treasury Notes	0.500%	11/15/13	40,000	39,578
U.S. Treasury Notes	2.125%	12/31/15	940,000	949,253
U.S. Treasury Notes	2.750%	12/31/17	10,890,000	10,931,687
U.S. Treasury Notes	2.625%	1/31/18	3,590,000	3,569,806
U.S. Treasury Notes	3.500%	5/15/20	9,240,000	9,425,512
U.S. Treasury Notes	2.625%	8/15/20	1,720,000	1,622,041
U.S. Treasury Notes	2.625%	11/15/20	10,615,000	9,953,218
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	1,637,921
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	8,730,000	4,766,065
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	700,850
Total U.S. Government Obligations				56,473,248
Total U.S. Government & Agency Obligations (Cost — $67,127,011)				67,538,098

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	23

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 2.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	$597,791	$658,084
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	573,243	598,725
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	1,356,213	1,479,437
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,109,708	2,102,786	(i)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	652,224	723,255
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,251,093	1,641,278
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,002,187	1,017,533
Total U.S. Treasury Inflation Protected Securities (Cost — $7,705,835)				8,221,098

			Shares
Convertible Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA) (Cost — $95,000)	5.375%		1	3,750	*
Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		34,700	56,214	*(c)
Federal National Mortgage Association (FNMA)	7.000%		1,100	2,200	*(c)
Federal National Mortgage Association (FNMA)	8.250%		25,025	39,790	*
Total Preferred Stocks (Cost — $1,551,645)				98,204

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Mid Curve 2-Year Futures, Call @ $98.25		3/11/11	54	9,450
U.S. Treasury 10-Year Notes Futures, Put @ 120		2/18/11	41	21,781
Total Purchased Options (Cost — $45,906)				31,231
Total Investments before Short-term Investments (Cost — $313,243,010)				302,816,889

		Maturity Date	Face Amount
Short-term Investments — 19.2%
U.S. Government Agencies — 7.4%
Federal Home Loan Bank (FHLB), Discount Notes	0.165%	3/23/11	$1,500,000	1,499,656	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170-0.180%	5/9/11	16,000,000	15,993,968	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.175%	5/11/11	5,060,000	5,058,052	(j)
Total U.S. Government Agencies (Cost — $22,549,688)				22,551,676

See Notes to Financial Statements.

24	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Bills — 1.8%
U.S. Treasury Bills (Cost — $5,395,086)	0.181%	6/9/11	$5,400,000	$5,397,176	(j)
Repurchase Agreements — 10.0%
Morgan Stanley tri-party repurchase agreement dated 1/31/11; Proceeds at maturity — $30,346,169; (Fully collateralized by U.S. government agency obligations, 0.625% due 9/24/12; Market value — $30,953,453) (Cost — $30,346,000)	0.200%	2/1/11	30,346,000	30,346,000
Total Short-Term Investments (Cost — $58,290,774)				58,294,852
Total Investments — 119.1% (Cost — $371,533,784#)				361,111,741
Liabilities in Excess of Other Assets — (19.1)%				(58,017,396)
Total Net Assets — 100.0%				$303,094,345

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Securities are currently in default as of January 31, 2011.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Value is less than $1.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	25

Legg Mason Western Asset Core Bond Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/14/11	$98.88	20	$39,125
Eurodollar Futures, Call	3/14/11	98.75	21	47,644
Eurodollar Futures, Call	3/14/11	99.63	13	1,950
Eurodollar Futures, Put	3/14/11	99.63	13	1,056
Eurodollar Mid Curve 2-Year Futures, Call	3/11/11	98.50	54	2,700
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	122.00	20	9,688
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	118.00	41	5,766
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	121.00	16	12,500
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	122.50	19	37,703
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	124.00	6	19,781
Total Written Options (Premiums received — $103,450)				$177,913

See Notes to Financial Statements.

26	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2011

Assets:
Investments, at value (Cost — $341,187,784)	$330,765,741
Repurchase agreement, at value (Cost — $30,346,000)	30,346,000
Cash	8,021,870
Receivable for securities sold	96,279,250
Interest receivable	1,908,271
Receivable for Fund shares sold	1,105,982
Swaps at value (net premiums paid — $528,450)	623,271
Deposits with brokers for swap contracts	200,000
Receivable from broker — variation margin on open futures contracts	54,346
Principal paydown receivable	23,590
Receivable for open swap contracts	4,028
Prepaid expenses	37,569
Other receivables	19,447
Total Assets	469,389,365

Liabilities:
Payable for securities purchased	163,826,281
Payable for Fund shares repurchased	1,186,978
Swaps at value (net premiums received — $231,020)	558,853
Written options, at value (premiums received — $103,450)	177,913
Investment management fee payable	141,276
Distribution fees payable	88,194
Payable for open swap contracts	81,920
Distributions payable	22,996
Trustees’ fees payable	17,299
Accrued expenses	193,310
Total Liabilities	166,295,020
Total Net Assets	$303,094,345

Net Assets:
Par value (Note 7)	$265
Paid-in capital in excess of par value	314,872,079
Overdistributed net investment income	(57,973)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(1,156,038)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(10,563,988)
Total Net Assets	$303,094,345

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	27

Shares Outstanding:
ClassA	21,180,849
ClassB	1,274,630
ClassC	3,920,392
ClassR	100,147

Net Asset Value:
ClassA (and redemption price)	$11.45
ClassB*	$11.43
ClassC*	$11.44
ClassR (and redemption price)	$11.45
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 4.25%)	$11.96

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2011

Investment Income:
Interest	$5,338,684

Expenses:
Investment management fee (Note 2)	848,493
Distribution fees (Notes 2 and 5)	538,286
Transfer agent fees (Note 5)	173,045
Registration fees	57,869
Shareholder reports	32,595
Audit and tax	19,181
Legal fees	12,137
Custody fees	10,100
Insurance	6,093
Trustees’ fees	1,877
Miscellaneous expenses	973
Total Expenses	1,700,649
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(630)
Compensating balance arrangements (Note 1)	(3,258)
Net Expenses	1,696,761
Net Investment Income	3,641,923

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,957,908
Futures contracts	(1,152,650)
Written options	164,404
Swap contracts	504,079
Net Realized Gain	3,473,741
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,096,252)
Futures contracts	789,893
Written options	30,547
Swap contracts	159,673
Change in Net Unrealized Appreciation (Depreciation)	(1,116,139)
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	2,357,602
Increase in Net Assets From Operations	$5,999,525

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended January 31, 2011 (unaudited) and the Year Ended July 31, 2010	2011	2010

Operations:
Net investment income	$3,641,923	$8,318,815
Net realized gain	3,473,741	4,677,994
Change in net unrealized appreciation (depreciation)	(1,116,139)	21,387,396
Proceeds from settlement of a regulatory matter	—	176,335	†
Increase in Net Assets From Operations	5,999,525	34,560,540

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,073,110)	(8,796,841)
Net realized gains	(5,358,307)	(6,683,590)
Decrease in Net Assets From Distributions to Shareholders	(9,431,417)	(15,480,431)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	43,841,864	93,974,004
Reinvestment of distributions	9,020,113	14,490,228
Cost of shares repurchased	(51,425,675)	(80,288,392)
Increase in Net Assets From Fund Share Transactions	1,436,302	28,175,840
Increase (Decrease) in Net Assets	(1,995,590)	47,255,949

Net Assets:
Beginning of period	305,089,935	257,833,986
End of period*	$303,094,345	$305,089,935
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(57,973)	$373,214

†	The Fund received $40,052, $92,643 and $43,640 from Classes A, B and C, respectively, related to this distribution.

See Notes to Financial Statements.

30	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$11.57	$10.82	$10.73	$11.50	$11.22	$11.52

Income (loss) from operations:
Net investment income	0.14	0.34	0.41	0.49	0.54	0.58
Net realized and unrealized gain (loss)	0.10	1.04	0.13	(0.76)	0.29	(0.31)
Total income (loss) from operations	0.24	1.38	0.54	(0.27)	0.83	0.27

Less distributions from:
Net investment income	(0.16)	(0.36)	(0.42)	(0.50)	(0.55)	(0.57)
Net realized gains	(0.20)	(0.27)	(0.03)	—	—	—
Total distributions	(0.36)	(0.63)	(0.45)	(0.50)	(0.55)	(0.57)

Net asset value, end of period	$11.45	$11.57	$10.82	$10.73	$11.50	$11.22
Total return[3]	2.08%	13.17%	5.41%	(2.53)%	7.43%[4]	2.45%

Net assets, end of period (000s)	$242,522	$237,023	$186,742	$197,941	$124,513	$86,798

Ratios to average net assets:
Gross expenses	1.00%[5]	0.99%	0.93%	0.94%	1.01%[6]	1.03%
Net expenses[7]	1.00 [5]	0.99	0.93	0.94	1.01 [6,8]	1.02 [8]
Net investment income	2.47 [5]	3.08	4.06	4.32	4.66	5.16

Portfolio turnover rate[9]	145%	115%	44%	56%	373%	249%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.99%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 500% for the six months ended January 31, 2011 and 384%, 342%, 449%, 586% and 258% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2011[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$11.62	$10.80	$10.72	$11.48	$11.20	$11.51

Income (loss) from operations:
Net investment income	0.11	0.28	0.36	0.43	0.48	0.52
Net realized and unrealized gain (loss)	0.09	1.05	0.11	(0.76)	0.28	(0.31)
Proceeds from settlement of a regulatory matter	—	0.06	—	—	—	—
Total income (loss) from operations	0.20	1.39	0.47	(0.33)	0.76	0.21

Less distributions from:
Net investment income	(0.19)	(0.30)	(0.36)	(0.43)	(0.48)	(0.52)
Net realized gains	(0.20)	(0.27)	(0.03)	—	—	—
Total distributions	(0.39)	(0.57)	(0.39)	(0.43)	(0.48)	(0.52)

Net asset value, end of period	$11.43	$11.62	$10.80	$10.72	$11.48	$11.20
Total return[3]	1.74%	13.19%[4]	4.69%	(3.02)%	6.83%[5]	1.88%

Net assets, end of period (000s)	$14,563	$17,033	$20,434	$27,540	$36,521	$49,898

Ratios to average net assets:
Gross expenses	1.62%[6]	1.59%	1.52%	1.53%	1.59%[7]	1.58%
Net expenses[8]	1.62 [6]	1.59	1.52	1.53	1.58 [7,9]	1.56 [9]
Net investment income	1.84 [6]	2.50	3.49	3.75	4.10	4.59

Portfolio turnover rate[10]	145%	115%	44%	56%	373%	249%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.60%
. Class B received $92,643 related to this distribution.

[5]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 500% for the six months ended January 31, 2011 and 384%, 342%, 449%, 586% and 258% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

32	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$11.58	$10.81	$10.73	$11.49	$11.21	$11.52

Income (loss) from operations:
Net investment income	0.12	0.30	0.37	0.44	0.49	0.53
Net realized and unrealized gain (loss)	0.08	1.04	0.11	(0.75)	0.29	(0.32)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—
Total income (loss) from operations	0.20	1.35	0.48	(0.31)	0.78	0.21

Less distributions from:
Net investment income	(0.14)	(0.31)	(0.37)	(0.45)	(0.50)	(0.52)
Net realized gains	(0.20)	(0.27)	(0.03)	—	—	—
Total distributions	(0.34)	(0.58)	(0.40)	(0.45)	(0.50)	(0.52)

Net asset value, end of period	$11.44	$11.58	$10.81	$10.73	$11.49	$11.21
Total return[3]	1.76%	12.86%[4]	4.86%	(2.88)%	6.94%[5]	1.88%

Net assets, end of period (000s)	$44,863	$50,175	$50,093	$61,366	$57,187	$48,809

Ratios to average net assets:
Gross expenses	1.44%[6]	1.45%	1.37%	1.39%	1.47%[7]	1.50%
Net expenses[8]	1.44 [6]	1.45	1.37	1.39	1.47 [7,9]	1.48 [9]
Net investment income	2.03 [6]	2.64	3.64	3.88	4.20	4.68

Portfolio turnover rate[10]	145%	115%	44%	56%	373%	249%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.76%
. Class C received $43,640 related to this distribution.

[5]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 500% for the six months ended January 31, 2011 and 384%, 342%, 449%, 586% and 258% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2011[2]	2010	2009	2008	2007[3]

Net asset value, beginning of period	$11.57	$10.81	$10.73	$11.49	$11.73

Income (loss) from operations:
Net investment income	0.12	0.30	0.36	0.46	0.28
Net realized and unrealized gain (loss)	0.09	1.05	0.12	(0.75)	(0.21)
Total income (loss) from operations	0.21	1.35	0.48	(0.29)	0.07

Less distributions from:
Net investment income	(0.13)	(0.32)	(0.37)	(0.47)	(0.31)
Net realized gains	(0.20)	(0.27)	(0.03)	—	—
Total distributions	(0.33)	(0.59)	(0.40)	(0.47)	(0.31)

Net asset value, end of period	$11.45	$11.57	$10.81	$10.73	$11.49
Total Return[4]	1.86%	12.80%	4.84%	(2.66)%	0.55%[5]

Net assets, end of period (000s)	$1,146	$859	$565	$479	$261

Ratios to average net assets:
Gross expenses	1.52%[6]	1.49%	1.41%	1.18%	1.45%[6,7]
Net expenses[8]	1.40 [6,9,10]	1.41 [9,10]	1.41	1.18	1.44 [6,7]
Net investment income	2.07 [6]	2.64	3.56	4.07	4.35 [6]

Portfolio turnover rate[11]	145%	115%	44%	56%	373%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]	For the period December 28, 2006 (inception date) to July 31, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.43%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 500% for the six months ended January 31, 2011 and 384%, 342%, 449% and 586% for the years ended July 31, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

34	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	35

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$87,615,350	$0	*	$87,615,350
Asset-backed securities	—	9,639,598	640,000		10,279,598
Collateralized mortgage obligations	—	38,845,004	2,980,000		41,825,004
Mortgage-backed securities	—	81,079,544	1,477,232		82,556,776
Municipal bonds		1,974,561	1,637,250		3,611,811
Sovereign bonds	—	1,035,969	—		1,035,969
U.S. government & agency obligations	—	67,538,098	—		67,538,098
U.S. treasury inflation protected securities	—	8,221,098	—		8,221,098
Convertible preferred stocks	—	3,750	—		3,750
Preferred stocks	$98,204	—	—		98,204
Purchased options	31,231	—	—		31,231
Total long-term investments	$129,435	$295,952,972	$6,734,482		$302,816,889
Short-term investments†	—	58,294,852	—		58,294,852
Total investments	$129,435	$354,247,824	$6,734,482		$361,111,741
Other financial instruments:
Futures contracts	397,721	—	—		397,721
Total return swaps	—	52,300	—		52,300
Credit default swaps on credit indices — buy protection‡	—	570,971	—		570,971
Total other financial instruments	$397,721	$623,271	—		$1,020,992
Total	$527,156	$354,871,095	$6,734,482		$362,132,733

36	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$177,913	—	—	$177,913
Futures contracts	232,191	—	—	232,191
Interest rate swaps‡	—	$393,047	—	393,047
Credit default swaps on credit indices — sell protection‡	—	165,806	—	165,806
Total	$410,104	$558,853	—	$968,957

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Collateralized Mortgage Obligations	Mortgage- Backed Securities	Municipal Bonds	Total
Balance as of July 31, 2010	$3,992		$902,000	$15,104	—	$1,770,000	$2,691,096
Accrued premiums/discounts	(556)		2,660	—	—	2,624	4,728
Realized gain (loss)[1]	—		—	—	—	17,227	17,227
Change in unrealized appreciation (depreciation)[2]	(4,077)		34,590	(4,753)	$7	(2,601)	23,166
Net purchases (sales)	641		614,000	2,977,692	1,477,225	(150,000)	4,919,558
Transfers into Level 3	—		—	—	—	—	—
Transfers out of Level 3	—		(913,250)	(8,043)	—	—	(921,293)
Balance as of January 31, 2011	$0	*	$640,000	$2,980,000	$1,477,232	$1,637,250	$6,734,482
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2011[2]	$(4,077)		$24,451	—	$7	$(2,601)	$17,780

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	37

custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

38	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	39

pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Loan participations. The Fund invests in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform

40	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2011, the total notional value of all credit default swaps to sell protection is $2,198,047. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended January 31, 2011 see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	41

market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

42	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	43

market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2011, the Fund held credit default swaps, written options and interest rate swaps with credit related contingent features which had a liability position of $736,766. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2011, the Fund had posted with its counterparties cash and securities as collateral to cover the net liability of all derivatives amounting to $200,000, which could be used to reduce the required payment.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid

44	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

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Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the six months ended January 31, 2011, fees waived and/or expenses reimbursed amounted to $630.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

46	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended January 31, 2011, LMIS and its affiliates received sales charges of approximately $25,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$11,000	$3,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2011, the Fund had accrued $6,605 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$25,636,494	$1,513,384,672
Sales	19,066,615	1,521,479,500

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,050,229
Gross unrealized depreciation	(20,472,272)
Net unrealized depreciation	$(10,422,043)

At January 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day Eurodollar	15	3/11	$3,733,899	$3,737,063	$3,164
90-day Eurodollar	86	3/13	21,058,442	21,078,600	20,158
U.S. Treasury 2-Year Notes	105	3/11	23,012,826	23,014,688	1,862
U.S. Treasury 5-Year Notes	92	3/11	10,894,901	10,894,094	(807)
Ultra Long Term U.S. Treasury Bonds	22	3/11	2,868,345	2,709,437	(158,908)
					(134,531)

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	47

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
90-day Eurodollar	86	3/12	$21,281,945	$21,314,025	$(32,080)
U.S. Treasury 10-Year Notes	122	3/11	14,696,823	14,737,219	(40,396)
U.S. Treasury 30-Year Bonds	68	3/11	8,575,037	8,202,500	372,537
					300,061
Net unrealized gain on open futures contracts					$165,530

During the six months ended January 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2010	251	$137,759
Options written	499	219,588
Options closed	(289)	(169,467)
Options exercised	(78)	(44,497)
Options expired	(160)	(39,933)
Written options, outstanding January 31, 2011	223	$103,450

At January 31, 2011, the Fund held TBA securities with a total cost of $62,265,167.

At January 31, 2011, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclay’s Capital Inc.	$2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	$(23,650)	$20,618
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	(25,960)	22,928
Morgan Stanley & Co. Inc.	2,410,000	9/16/19	3.250% semi annually	3-Month LIBOR	(28,143)	24,729
Barclay’s Capital Inc.	700,000	2/15/25	Zero coupon	3-Month LIBOR	—	(29,378)
Barclay’s Capital Inc.	910,000	2/15/25	Zero coupon	3-Month LIBOR	—	(42,848)
Morgan Stanley & Co. Inc.	1,720,000	2/15/25	Zero coupon	3-Month LIBOR	—	(76,538)
Barclay’s Capital Inc.	2,570,000	2/15/25	Zero coupon	3-Month LIBOR	—	(119,854)
Barclay’s Capital Inc.	2,380,000	2/15/25	Zero coupon	3-Month LIBOR	—	(114,951)
Total	$14,970,000				$(77,753)	$(315,294)

48	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid (received)	Unrealized Appreciation (depreciation)
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	$370,000	2/17/51	0.350% monthly	$(17,110)	$(17,113)	$3
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	298,047	7/25/45	0.180% monthly	(33,424)	(17,847)	(15,577)
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	150,000	2/17/51	0.350% monthly	(6,937)	(17,679)	10,742
JP Morgan Securities Inc. (CMBX.NA.AM.3)	1,010,000	12/13/49	0.500% monthly	(91,225)	(83,284)	(7,941)
JP Morgan Securities Inc. (CMBX 4 2007-2 AAA)	370,000	2/17/51	0.350% monthly	(17,110)	(17,344)	234
Total	$2,198,047			$(165,806)	$(153,267)	$(12,539)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX 4 2007-2-AJ)	$1,400,000	3/22/47	0.960% monthly	$332,550	$287,022	$45,528
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	260,000	10/12/52	0.100% monthly	7,707	15,249	(7,542)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	720,000	12/13/49	0.080% monthly	34,328	43,513	(9,185)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	20,000	12/13/49	0.080% monthly	953	943	10
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	1,050,000	12/13/49	0.080% monthly	50,062	50,840	(778)
Credit Suisse First Boston Inc. (CMBX NA AM 4)	440,000	2/17/51	0.500% monthly	48,202	41,505	6,697
Credit Suisse First Boston Inc. (CMBX NA AM 4)	430,000	2/17/51	0.500% monthly	47,107	41,905	5,202
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	130,000	12/13/49	0.080% monthly	6,198	6,010	188
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	100,000	12/13/49	0.080% monthly	4,768	4,563	205
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	820,000	12/13/49	0.080% monthly	39,096	36,900	2,196
Total	$5,370,000			$570,971	$528,450	$42,521

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	49

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Securities Inc.	$750,000	4/1/11	TRX-CMBS Reset	TRX-CMBS		—	$23,300
Morgan Stanley & Co. Inc.	720,000	4/1/11	TRX-CMBS Reset	TRX-CMBS		—	22,368
Morgan Stanley & Co. Inc.	181,694	1/12/40	1-Month LIBOR‡	IOS.FN30.400.09	‡	—	520
Barclays Capital Inc.	181,695	1/12/40	1-Month LIBOR‡	IOS.FN30.400.09	‡	—	520
Barclays Capital Inc.	395,420	1/12/40	1-Month LIBOR‡	IOS.FN30.500.09	‡	—	599
JP Morgan Securities Inc.	474,503	1/12/40	IOS.FN30.500.09‡	1-Month LIBOR	‡	—	4,993
Total	$2,703,312					—	$52,300

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$31,231	—	$31,231
Futures contracts[3]	397,721	—	397,721
Swap contracts[4]	6,632	$616,639	623,271
Total	$435,584	$616,639	$1,052,223

50	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$177,913	—	$177,913
Futures contracts[3]	232,191	—	232,191
Swap contracts[4]	393,047	$165,806	558,853
Total	$803,151	$165,806	$968,957

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(63,269)	—	$(63,269)
Written options	164,404	—	164,404
Futures contracts	(1,152,650)	—	(1,152,650)
Swap contracts	159,234	$344,845	504,079
Total	$(892,281)	$344,845	$(547,436)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(55,604)	—	$(55,604)
Written options	30,547	—	30,547
Futures contracts	789,893	—	789,893
Swap contracts	609,469	$(449,796)	159,673
Total	$1,374,305	$(449,796)	$924,509

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	51

During the six months ended January 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$24,773
Written options	183,871
Futures contracts (to buy)	53,511,824
Futures contracts (to sell)	48,940,734

Average Notional Balance
Interest rate swap contracts	$16,152,143
Credit default swap contracts (to buy protection)	4,774,571
Credit default swap contracts (to sell protection)	4,626,936
Total return swap contracts	1,957,169

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$302,611	$128,302
Class B	62,133	19,063
Class C	170,902	23,693
Class R	2,640	1,987
Total	$538,286	$173,045

For the six months ended January 31, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class R	$630
Total	$630

52	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Net Investment Income:
Class A	$3,226,543	$6,839,305
Class B	257,855	507,007
Class C	576,843	1,431,605
Class R	11,869	18,924
Total	$4,073,110	$8,796,841

Net Realized Gains:
Class A	$4,246,435	$4,943,140
Class B	270,670	467,540
Class C	821,466	1,259,196
Class R	19,736	13,714
Total	$5,358,307	$6,683,590

7. Shares of beneficial interest

At January 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2011		Year Ended July 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,358,816	$39,079,176	7,344,031	$82,184,908
Shares issued on reinvestment	632,549	7,263,272	1,009,476	11,229,749
Shares repurchased	(3,289,669)	(38,158,014)	(5,135,707)	(57,374,725)
Net increase	701,696	$8,184,434	3,217,800	$36,039,932

Class B
Shares sold	192,669	$2,252,468	294,249	$3,296,077
Shares issued on reinvestment	43,424	498,584	81,596	904,591
Shares repurchased	(427,766)	(4,990,436)	(800,934)	(8,963,520)
Net decrease	(191,673)	$(2,239,384)	(425,089)	$(4,762,852)

Class C
Shares sold	184,087	$2,141,035	725,359	$8,079,543
Shares issued on reinvestment	106,915	1,226,652	209,304	2,323,270
Shares repurchased	(704,933)	(8,180,652)	(1,232,856)	(13,748,168)
Net decrease	(413,931)	$(4,812,965)	(298,193)	$(3,345,355)

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	53

	Six Months Ended January 31, 2011		Year Ended July 31, 2010
	Shares	Amount	Shares	Amount

Class R
Shares sold	31,439	$369,185	37,048	$413,476
Shares issued on reinvestment	2,756	31,605	2,932	32,618
Shares repurchased	(8,321)	(96,573)	(17,945)	(201,979)
Net increase	25,874	$304,217	22,035	$244,115

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified

54	Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of Citi Funds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the

Legg Mason Western Asset Core Bond Fund 2011 Semi-Annual Report	55

demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending July 31, 2012.

56	Legg Mason Western Asset Core Bond Fund

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Core Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Western Asset Core Bond Fund	57

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

58	Legg Mason Western Asset Core Bond Fund

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 10-year periods ended June 30, 2010 was above the median and that its performance for the 3- and 5-year periods ended June 30, 2010 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods. The Board also noted the Fund’s improved more recent performance.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Legg Mason Western Asset Core Bond Fund	59

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were slightly above the median. The Board noted that the Fund’s actual total expense ratio was slightly above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

60	Legg Mason Western Asset Core Bond Fund

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Core Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Core Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Core Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1627 3/11 SR11-1328

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 23, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 23, 2011